SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): February 14, 2002.

                                   Hunapu Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

            333-45774                                  88-0462762
     (Commission File Number)              (IRS Employer Identification No.)

     1700 W. Horizon Ridge Parkway, Henderson, Nevada           89012
         (Address of Principal Executive Offices)            (Zip Code)

                                 (702) 614-1750
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

     On February 14, 2002, Hunapu Inc. completed the initial public offering of its securities pursuant to Rule 4l9 under the Securities Act of l933, as amended. We sold an aggregate of 600,000 Units at $0.03 per unit for gross proceeds of $18,000. Each unit consists of one share of common stock and one-third of one class A redeemable warrant. As a "blank check" company with no operating business, all of the units and the proceeds are being held in an escrow account at Southwest Escrow Company, 40l North Buffalo, Suite 205, Las Vegas, Nevada 89145, as escrow agent.

Item 7. Financial Statements and Exhibits.

         None



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 HUNAPU INC.
                                                 (Registrant)


Date: February 19, 2002                          By:   /s/ John C. Francis
                                                    ----------------------------
                                                       John C. Francis
                                                       Chief Executive Officer




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